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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                        reported): September 29, 2004


               CWABS, INC., (as depositor under the Pooling and
             Servicing Agreement, dated as of September 1, 2004,
                providing for the issuance of the CWABS, INC.,
                 Asset-Backed Certificates, Series 2004-AB1).

                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)

     Delaware                       333-109272                95-4596514
-------------------------           ----------                ----------
   State or other                  (Commission              (IRS Employer
    jurisdiction                   File Number)           Identification No.)
 of incorporation)

4500 Park Granada
Calabasas, California                             91302
---------------------                           ---------
(Address of principal                           (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   -   Other Events

Item 8.01       Other Events.
                -------------

      In connection with the issuance of the CWABS, Inc. Asset-Backed Certificates, Series 2004-AB1 (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as
Exhibit 8.1.


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


Section 9   -   Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.
                ---------------------------------

(a)   Financial statements of businesses acquired.
      -------------------------------------------

         Not applicable.

(b)   Pro forma financial information.
      -------------------------------

         Not applicable.

(c)   Exhibits.
      --------

Exhibit No.      Description
----------       -----------

8.1              Opinion of Sidley Austin Brown & Wood LLP re:  Tax Matters.

                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      CWABS, INC.

                                                      By: /s/ Celia Coulter
                                                          -----------------
                                                      Celia Coulter
                                                      Vice President



Dated:  September 29, 2004

                                 Exhibit Index

Exhibit                                                                 Page
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8.1   Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters           6





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